                            CODE OF ETHICS SUPPLEMENT
                                       for
                      NWQ INVESTMENT MANAGEMENT COMPANY LLC

                              DATED AUGUST 1, 2005
--------------------------------------------------------------------------------

Pursuant to Section V of the Code of Ethics and Reporting Requirements for Nuveen Investments, Inc. (the "Code") which have been adopted by NWQ Investment Management Company LLC (sometimes referred to herein as the "Firm") and made applicable to them as of August 1, 2005, NWQ hereby adopts and sets forth the following supplemental procedures and restrictions applicable to employees under NWQ's direct and/or shared supervision and control ("NWQ Employees").

I. Supplement to Sections V.B.1 and 2, V.C.1 and 2 of the Code (Pre-Clearance of Personal Trades)

        A. All NWQ Employees are considered "Access Persons" for purposes of section V.B and "Investment Persons" for the purposes contemplated by Section V.C. of the Code (as supplemented hereby). With respect to NWQ Employees, Section V.C.2 shall apply to both purchases and sales within 7 days before and 7 days after the same security is purchased or sold for clients on a firmwide basis (firmwide basis means for substantially all clients in a particular strategy).

        B. With respect to the "prior written approval" requirements contained in the Code, NWQ Employees shall obtain "prior written approval" on all personal securities transactions not otherwise exempted from pre-clearance under the Code through the Compliance Department of the Firm.

                1.      Pre-clearance Procedures

                        All NWQ Employees must receive prior written approval from a Designated Compliance or Legal Officer for NWQ as identified at Schedule II of the Code before purchasing or selling securities in an account for which the NWQ Employee has beneficial ownership. NWQ Employees should request pre-clearance by completing, signing and submitting Personal Securities Transactions Pre-Clearance Form, attached hereto as Exhibit A, to a Designated Compliance or Legal Officer for NWQ.

                        Pre-clearance approval will be valid only for the business day on which the authorization is granted, EXCEPT, pre-clearance approval obtained on or after 1:00 pm on a business day is valid through the close of business on the next business day. For example, pre-clearance received at 10:00 am Monday would expire as of the close of business Monday. Pre-clearance received at 1:00 pm on Monday would expire as of the close of business on Tuesday. If the trade is not completed before such pre-clearance expires, the NWQ Employee is required to again obtain pre-clearance for the trade. In addition, if an NWQ Employee becomes aware of any additional information with respect to a transaction that was pre-cleared, such person is obligated to disclose such information to the appropriate Chief Compliance Officer prior to executing the pre-cleared transaction.

                2.      No Short Swing Profits

                        No NWQ Employee shall profit in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty (60) calendar days. Trades made in violation of this prohibition should be unwound, if possible. Otherwise, any profits realized on such short-term trades shall be subject to disgorgement.

                        Exception: NWQ's Designated Compliance or Legal officer may allow exceptions to this policy on a case-by-case basis when the abusive practices that the policy is designed to prevent, such as front running or conflicts of interest, are not present and the equity of the situation strongly supports an exemption. An example is the involuntary sale of securities due to unforeseen corporate activity such as a merger. The ban on short-term trading profits is specifically designed to deter potential conflicts of interest and front running transactions, which typically involve a quick trading pattern to capitalize on a short-lived market impact of client trading. The Designated Compliance or Legal officer shall consider the policy reasons for the ban on short-term trades, as stated herein, in determining when an exception to the prohibition is permissible. The Designated Compliance or Legal officer may consider granting an exception to this prohibition if the securities involved in the transaction are not (i) being considered for purchase or sale by client accounts on a firmwide basis or (ii) being purchased or sold by client accounts on a firmwide basis and are not economically related to such securities. In order for a proposed transaction to be considered for exemption from the short-term trading prohibitions, a completed Securities Transactions Report Relating to Short-Term Trading (Exhibit B) must be provided to the Designated Compliance or Legal officer, certifying that the proposed transaction is in compliance with this Code of Ethics.

II.     Supplement to Section V.F.2 of the Code (Initial Holdings Report)

        A. Each NWQ Employee is considered an "Access Person" for the purposes contemplated by Section V.F.2 of the Code (as supplemented hereby).

        B. Notwithstanding anything at Section V.F.2 to the contrary, all NWQ Employees shall file within 10 days after the first day of employment at NWQ an Initial Holdings Report as set forth in the Code with a Designated Compliance or Legal Officer for NWQ. Such report shall be made on the Initial Report of NWQ Employee Form attached hereto as Exhibit C.

                The information to be disclosed on the Initial Holdings Report shall include the following information current within 45 days prior to the first day of employment at NWQ:

                        (i) all personal securities holdings and holdings in Nuveen Open-End Funds and open-end Funds for which a Nuveen Subsidiary (including NWQ) serves as adviser or subadviser ("Nuveen Affiliated Open-End Funds") (including holdings acquired before the person became an NWQ Employee);

                        (ii) The name of any broker, dealer, bank, Fund or Fund distributor with whom the NWQ Employee maintains an account, including an account in which any Nuveen Open-End Funds or Nuveen Affiliated Open-End Funds were held for the direct or indirect benefit of the NWQ Employee; and

                        (iii) any other information requested to be disclosed on the Initial Holdings Report Form from time to time.

                Holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (other than Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds) are not required to be disclosed. NWQ Employees do not need to report holdings in any account over which the NWQ Employee has no direct or indirect influence or control.

                A list of Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds appears attached hereto as Exhibit D.

        C. Notwithstanding anything at Section V.F.1 to the contrary, every NWQ Employee shall certify in his Initial Holdings Report that:

                        (i) he has received, read and understands the Code and recognizes that he is subject thereto; and

                        (ii) he has no knowledge of the existence of any personal conflict of interest relationship which may involve a client account, such as any economic relationship between his transactions and securities held or to be acquired by a client account.

III.    Supplement to Section V.F.3 of the Code (Annual Holdings Report)

        A. Each NWQ Employee is considered an "Access Person" for the purposes contemplated by Section V.F.3 of the Code (as supplemented hereby).

        B. Notwithstanding anything at Section V.F.3 to the contrary, all NWQ Employees shall file within 45 days after the end of each calendar year an Annual Holdings Report as set forth in the Code with a Designated Compliance or Legal Officer for NWQ. Such report shall be made on the Annual Report of NWQ Employee Form, attached hereto as Exhibit E.

        C. All NWQ Employees shall disclose on the Annual Report of NWQ Employee Form all personal securities holdings as of the calendar year end plus any other information requested to be disclosed on such Form from time to time. NWQ Employees do not have to disclose holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies with one exception: NWQ Employees must disclose holdings in Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds held outside of the NWQ Employee's Nuveen 401(k) account. NWQ Employees do not need to report transactions effected in any account over which the NWQ Employee has no direct or indirect influence or control.

        D. In addition to reporting securities holdings, every NWQ Employee shall certify annually that:

                        (i) he has read and understands the Code and recognizes that he is subject thereto;

                        (ii) he has complied with the requirements of the Code; and that he has reported all personal securities transactions required to be reported pursuant to the requirements of the Code;

                        (iii) they he has not disclosed pending "buy" or "sell" orders for a Client account to non-employee, except where the disclosure occurred subsequent to the execution or withdrawal of an order or as permitted by this Code; and

                        (iv) he has no knowledge of the existence of any personal conflict of interest relationship which may involve any client account, such as any economic relationship between their transactions and securities held or to be acquired by a client account.

IV.     Supplement to Section V.F.4 of the Code (Quarterly Transaction Report)

        A. Each NWQ Employee is considered an "Access Person" for the purposes contemplated by Section V.F.4 of the Code (as supplemented hereby).

        B. Notwithstanding anything at Section V.F.4 to the contrary, all NWQ Employees shall file within 30 days after the end of each calendar quarter a Quarterly Transaction Report as set forth in the Code with a Designated Compliance or Legal Officer for NWQ. This quarterly report for all NWQ Employees shall be made on the form attached as Securities Transactions for the Calendar Quarter Ended Form (Exhibit F).

        C.      Quarterly Reporting Requirements:

                        (i) All NWQ Employees shall disclose on the Securities Transactions for the Calendar Quarter Ended Form all personal securities transactions and all transactions in shares of Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds conducted during the period as of the calendar quarter ended within thirty (30) days after quarter end.

                        (ii) Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds held in a Nuveen 401(k) account are to be reported by arranging for a copy of the NWQ Employee's quarterly statements to be provided to NWQ's Compliance Department.

                        (iii) Transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (other than Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds) are not required to be disclosed.

                        (iv) NWQ Employees do not need to report transactions effected in any account over which the NWQ Employee has no direct or indirect influence or control.

        D. With respect to each transaction identified in C.(i) above, an NWQ Employee shall disclose on the Quarterly Transaction Report:

                        (i) the date of the transaction, title of the security, interest rate and maturity date (if applicable), trade date, number of shares, and principal amount of each security involved;

                        (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                        (iii) the name of the broker, dealer, bank , Fund or Fund distributor with or through whom the transaction was effected; and

                        (iv) any other information requested to be disclosed on the form from time to time.

        E. With respect to each transaction identified in C.(i) above, an NWQ Employee shall provide to a Designated Compliance or Legal Officer for NWQ duplicate copies of confirmation for (or statement showing) each disclosable transaction in the NWQ Employee's accounts, including any Nuveen 401(k) account of the employee.

        F. In addition, with respect to any account, including a Nuveen 401(k) account, established by an NWQ Employee in which any securities or any Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds were held during the quarter for the direct or indirect benefit of the NWQ Employee, the NWQ Employee must provide:

                        (a) the name of the broker, dealer, bank , Fund or Fund distributor with whom he or she established the account; and

                        (b)     the date the account was established.

                The quarterly report for all NWQ Employees for the NWQ Employee's Nuveen 401(k) account shall be made by arranging for the Designated Compliance or Legal officer to receive a copy of the NWQ Employee's Nuveen 401(k) account quarterly statement or other transaction report prepared by the Nuveen 401(k) plan recordkeeper.

        G. In lieu of manually filling out all of the information required by the form, NWQ Employees may attach confirms and/or account statements to a signed form.

                                                                       EXHIBIT A

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
               Personal Securities Transactions Pre-clearance Form

I hereby request pre-clearance of the securities listed below. You do not need to preclear transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), or transactions listed in the Code.

====================================================================================================================
                                                                                         BROKER/          AUTHORIZED
       SECURITY            NO. OF      PRICE PER     PRINCIPAL       NATURE OF           DEALER            BY CHIEF
(include interest rate     SHARES        SHARE        AMOUNT        TRANSACTION         OR BANK           COMPLIANCE
 and maturity date, if                (or proposed                (Purchase, Sale,      THROUGH           OFFICER or
      applicable)                        price)                        Other)        WHOM EFFECTED        DESIGNATED
                                                                                                           APPROVAL
                                                                                                           OFFICER

                                                                                                           YES   NO
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

====================================================================================================================

     This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Is any proposed transaction described above within sixty (60) days of a prior offsetting transaction in the same or equivalent security? Yes: [ ] No: [ ]

If yes, please include a completed "Securities Transaction Report Relating to Short term Trading", Exhibit B to the Code for preapproval; and the Designated Compliance or Legal Officer should prepare a memorandum describing the reasons for preapproving the transaction.

Signature: ________________________     Signature: _____________________________
           NWQ Employee                            Designated Compliance or
                                                    Legal Officer

     Name: ________________________          Name: _____________________________

     Date: ________________________          Date: _____________________________

                                                                       EXHIBIT B

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS

  SECURITIES TRANSACTIONS REPORT RELATING TO SHORT-TERM TRADING OF NWQ EMPLOYEE
           FOR THE SIXTY-DAY PERIOD FROM ____________ TO ____________:

During the sixty (60) calendar day period referred to above, the following purchases and sales, or sales and purchases, of the same (or equivalent) securities were effected or are proposed to be effected in securities of which I have, or by reason of such transaction acquired, direct or indirect beneficial ownership. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds).

========================================================================================
           PROPOSED   NO. OF     PRICE PER    PRINCIPAL     NATURE OF      BROKER/DEALER
            DATE OF   SHARES       SHARE       AMOUNT      TRANSACTION       OR BANK
             TRADE             (or proposed              (Purchase, Sale,    THROUGH
SECURITY                           price)                     Other)       WHOM EFFECTED
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

========================================================================================

     This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

With respect to transactions in the securities set forth in the table above, I hereby certify that:

(a) I have no knowledge of the existence of any personal conflict of interest relationship which may involve a client account, such as frontrunning transactions or the existence of any economic relationship between my transactions and securities held or to be acquired by a client account;

(b) such securities, including securities that are economically related to such securities, involved in the transaction are not (i) being considered for purchase or sale by a client account, or (ii) being purchased or sold by a client account; and

(c)  such transactions are in compliance with the Code of Ethics of the Firm.

Date:  ____________________________     Signature: ____________________________
                                                   NWQ EMPLOYEE

                                             Name: ____________________________

In accordance with the provisions of the Code of Ethics of the Firm, the transaction proposed to be effected as set forth in this report is:
Approved: [ ] Not Approved: [ ]

Date:  ____________________________     Signature: ____________________________
                                                   Designated Compliance or
                                                    Legal Officer

                                             Name: ____________________________

                                                                       EXHIBIT C

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
                         INITIAL REPORT OF NWQ EMPLOYEE

1. I hereby acknowledge that (i) I received of a copy of the Code of Ethics (the "Code") for Nuveen Investments Inc. and Subsidiaries, as supplemented for NWQ Investment Management Company, LLC (the "Firm"); (ii) I have read and understand the Code; (iii) and I recognize that I am subject to the Code as an "NWQ Employee" of the Firm.

2. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Firm or a client account, such as any economic relationship between my transactions and securities held or to be acquired by the Firm or a client account.

3. As of the date below I had a direct or indirect beneficial ownership in the following securities. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), except that you must report Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds. Please check this box if an addendum is attached listing additional securities [ ]

================================================================================================================
           SECURITY                                                  TYPE OF              BROKER, DEALER, BANK,
 (include interest rate and     NO. OF   PRICE PER   PRINCIPAL       PURCHASE           FUND OR FUND DISTRIBUTOR
maturity date, if applicable)   SHARES     SHARE      AMOUNT     (Direct or Indirect)   WHERE SECURITY IS HELD.D
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

================================================================================================================

     This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

4. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities and/or Nuveen Open-End Funds or Nuveen Affiliated Open-End Funds for my direct or indirect benefit.
     Please check this box if an addendum is attached listing additional accounts [ ]

=========================================================================
BROKER, DEALER BANK,
   FUND OR FUND
DISTRIBUTOR WHERE    BENEFICIAL OWNER OF                     DATE ACCOUNT
 ACCOUNT IS HELD          ACCOUNT           ACCOUNT NUMBER      OPENED
-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

=========================================================================

Signature:  ______________________        Signature: __________________________
            NWQ Employee                             Designated Compliance or
                                                      Legal Officer

     Name:  ______________________             Name: __________________________

     Date:  ______________________             Date: __________________________
            (No more than 10 days
              after employment)

                                                                       EXHIBIT D

           Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds

Nuveen Multistate Trust IV                         Nuveen Balanced Stock and Bond Fund
Nuveen Kansas Municipal Bond Fund                  Nuveen Balanced Municipal and Stock Fund
Nuveen Kentucky Municipal Bond Fund                Nuveen Large-Cap Value Fund
Nuveen Michigan Municipal Bond Fund                Nuveen NWQ Global Value Fund
Nuveen Missouri Municipal Bond Fund                Nuveen NWQ Multi-Cap Value Fund
Nuveen Ohio Municipal Bond Fund                    Nuveen NWQ International Value Fund
Nuveen Wisconsin Municipal Bond Fund               Nuveen NWQ Small Cap Value Fund
                                                   Nuveen NWQ Value Opportunities Fund
                                                   Nuveen Rittenhouse Growth Fund
Nuveen Municipal Trust
Nuveen Intermediate Duration Municipal Bond Fund   Activa International Fund
Nuveen Insured Municipal Bond Fund                 ING International Value Choice Fund
Nuveen All-American municipal Bond Fund            ING MidCap Value Choice Fund
Nuveen Limited Term Municipal Bond Fund            ING Small Cap Value Choice Fund
Nuveen High Yield Municipal Bond Fund              ING Global Value Choice Fund
                                                   HSBC Investor Value Fund
Nuveen Multistate Trust I
Nuveen Arizona Municipal Bond Fund                 ML Global Selects-North American Large Cap Growth
Nuveen Colorado Municipal Bond Fund                 Portfolio I
Nuveen Florida Municipal Bond Fund                 MLIG Roszel/NWQ Small Cap Value Portfolio
Nuveen Maryland Municipal Bond Fund                MLIG Roszel/Rittenhouse Large Cap Growth Portfolio
Nuveen New Mexico Municipal Bond Fund              MTB Large Cap Value Fund I
Nuveen Pennsylvania Municipal Bond Fund            MTB Large Cap Value Fund II Fund
Nuveen Virginia Municipal Bond Fund                The Timothy Plan Large/Mid Cap Growth Fund
                                                   UBS Fiduciary Trust Company Large Company Growth
                                                    Portfolio
                                                   Wilshire Small Cap Value Fund
Nuveen Multistate Trust II
Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund
Nuveen Connecticut Municipal Bond Fund
Nuveen Massachusetts Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund

Nuveen Multistate Trust III
Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen Northern Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund

                                                                       EXHIBIT E

                      NWQ INVESTMENT MANAGEMENT COMPANY LLC
                         ANNUAL REPORT OF NWQ EMPLOYEES

1. I hereby acknowledge that I have read and understand the Code of Ethics (The "Code") for Nuveen Investments Inc. and Subsidiaries as supplemented for NWQ Investment Management Company, LLC ("Firm") and recognize that I am subject thereto in the capacity of an NWQ Employee of the Firm.

2. I hereby certify that, during the year ended December 31, 200__, I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code as supplemented.

3. I hereby certify that I have not disclosed pending "buy" or "sell" orders for a client account to any non-employee, except where the disclosure occurred subsequent to the execution or withdrawal of an order.

4. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve a client account, such as any economic relationship between my transactions and securities held or to be acquired by a client account.

5. As of December 31, 200__, I had a direct or indirect beneficial ownership in the securities listed below. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), except that you must report Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds. Please check this box if an addendum is attached listing additional securities [ ]

===============================================================================================================
                                                                                          BROKER, DEALER, BANK,
           SECURITY                                                  TYPE OF                   FUND OR FUND
 (include interest rate and     NO. OF   PRICE PER   PRINCIPAL       PURCHASE               DISTRIBUTOR WHERE
maturity date, if applicable)   SHARES     SHARE      AMOUNT     (Direct or Indirect)       SECURITY IS HELD.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

===============================================================================================================

     This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

6. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities and/or Nuveen Open-End Funds or Nuveen Affiliated Open-End Funds for my direct or indirect benefit.
     Please check this box if an addendum is attached listing additional accounts [ ]

================================================================================
   BROKER, DEALER BANK,
      FUND OR FUND
    DISTRIBUTOR WHERE    BENEFICIAL OWNER OF                        DATE ACCOUNT
      ACCOUNT HELD           ACCOUNT           ACCOUNT NUMBER          OPENED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Signature:  ______________________        Signature: __________________________
            NWQ Employee                             Designated Compliance or
                                                      Legal Officer
     Name:  ______________________             Name: __________________________

     Date:  ______________________             Date: __________________________
            (No later than 45 days
              after year-end)

                                                                       EXHIBIT E

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
                  ADDENDUM TO THE ANNUAL REPORT OF NWQ EMPLOYEE

===============================================================================================================
           SECURITY                                                  TYPE OF             BROKER, DEALER, BANK,
 (include interest rate and     NO. OF   PRICE PER   PRINCIPAL       PURCHASE          FUND OR FUND DISTRIBUTOR
maturity date, if applicable)   SHARES     SHARE      AMOUNT    (Direct or Indirect)    WHERE SECURITY IS HELD.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

===============================================================================================================

     This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

========================================================================
  BROKER, DEALER
BANK, FUND OR FUND
DISTRIBUTOR WHERE    BENEFICIAL OWNER                       DATE ACCOUNT
 ACCOUNT IS HELD        OF ACCOUNT       ACCOUNT NUMBER        OPENED
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

========================================================================

Signature:  __________________________    Signature: __________________________
            NWQ Employee                             Designated Compliance or
                                                      Legal Officer

     Name:  __________________________         Name: __________________________

     Date:  __________________________         Date: __________________________
            (No later than 45 days
              after year-end)

                                                                       EXHIBIT F

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
     SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED:_________

1. During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code of Ethics. (if none were transacted, write "none"). You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), except that you must report Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds. (Nuveen Open-End Funds and Nuveen Affiliated Open-End Funds held in a Nuveen 401(k) account are to be reported by arranging for a copy of your quarterly statement to be provided to NWQ's Designated Complianceor Legal Officer.) Please check this box if an addendum is attached listing additional securities [ ]

=====================================================================================================
       SECURITY                                                      NATURE OF
(include interest rate                        PRICE                 TRANSACTION    BROKER, DEALER OR
 and maturity date, if    DATE OF   NO. OF     PER     PRINCIPAL  (Purchase, Sale,  BANK THROUGH WHOM
      applicable)          TRADE    SHARES    SHARE     AMOUNT         Other)          EFFECTED
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================

     This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

2. During the quarter referred to above, I established on the dates indicated the following accounts in which securities and/or Nuveen Open-End Funds or Nuveen Affiliated Open-End Funds were held during the quarter for my direct or indirect benefit (if none were opened, write "none"). Please check this box if an addendum is attached listing additional accounts [ ]

=============================================================================
BROKER, DEALER BANK, FUND   BENEFICIAL
OR FUND DISTRIBUTOR WHERE    OWNER OF
   ACCOUNT IS HELD            ACCOUNT    ACCOUNT NUMBER   DATE ACCOUNT OPENED
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

=============================================================================

3. Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Firm or a client account, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Firm or a client account.

Signature: ____________________________     Signature: _________________________
           NWQ Employee                                Designated Compliance or
                                                        Legal Officer

     Name: ____________________________          Name: _________________________

     Date: ____________________________          Date: _________________________
           (no later than 30 days after
            calendar quarter)

                                                                       EXHIBIT F

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
                                 ADDENDUM TO THE
     SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED:_________

=====================================================================================================
       SECURITY                                                       NATURE OF
(include interest rate                        PRICE                  TRANSACTION    BROKER, DEALER OR
 and maturity date, if    DATE OF   NO. OF     PER     PRINCIPAL  (Purchase, Sale,     BANK THROUGH
      applicable)          TRADE    SHARES    SHARE     AMOUNT         Other)         WHOM EFFECTED
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================

     This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

========================================================================
BROKER, DEALER OR
  BANK THROUGH       BENEFICIAL OWNER                       DATE ACCOUNT
 WHOM EFFECTED           OF ACCOUNT      ACCOUNT NUMBER        OPENED
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

========================================================================

Signature: _____________________________    Signature: _________________________
           NWQ Employee                                Designated Compliance or
                                                        Legal Officer

     Name: _____________________________         Name: _________________________

     Date: _____________________________         Date: _________________________
           (no later than 30 days after
            calendar quarter)